UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       July 12, 2001
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)














Item 5.  Other Events

MBNA Corporation released earnings for the second quarter of 2001 on July 12, 2001, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits













































                                                                  Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2001         2000         2001         2000
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD(a):

Net interest income........ $   335,080  $   285,982  $   621,657  $   586,258
Provision for possible
 credit losses.............     260,157       89,301      412,150      189,147
Other operating income.....   1,582,699    1,175,702    3,037,752    2,269,533
Other operating expense....   1,048,443      911,339    2,139,594    1,826,649
  Net income...............     380,128      285,386      691,183      519,957

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(b)................ $       .44  $       .35  $       .80  $       .64
Earnings-assuming
 dilution(b)...............         .43          .34          .78          .62
Dividends..................         .09          .08          .18          .16
Book value.................        7.95         5.29

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RATIOS:

Return on average total
 assets....................        3.88%        3.63%        3.58%        3.33%
Return on average
 stockholders' equity......       22.33        26.36        20.76        24.44
Average receivables to
 average deposits..........       81.36        87.29        79.17        88.93
Stockholders' equity to
 total assets..............       17.29        13.88

Loan Receivables:
  Delinquency(c)...........        3.89         3.77
  Net credit losses........        2.97         2.07         2.91         2.18

Managed Loans:
  Delinquency..............        4.57         4.44
  Net credit losses........        4.82         3.95         4.59         4.01
  Net interest margin(d)...        8.33         7.12         8.02         7.11
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2001         2000         2001         2000
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                                               (unaudited)
MANAGED LOAN DATA:

At Period End:
  Loans held for
   securitization.......... $ 7,108,967  $ 7,426,197
  Loan portfolio...........  13,434,128    9,695,285
  Securitized loans........  69,873,921   59,211,174
                            -----------  -----------
    Total managed loans.... $90,417,016  $76,332,656
                            ===========  ===========

Average for the Period:
  Loans held for
   securitization.......... $ 6,365,115  $ 7,631,360  $ 6,599,866  $ 8,553,426
  Loan portfolio...........  13,629,563    9,597,259   12,775,040    8,770,465
  Securitized loans........  69,271,510   56,832,969   69,254,389   55,708,941
                            -----------  -----------  -----------  -----------
    Total managed loans.... $89,266,188  $74,061,588  $88,629,295  $73,032,832
                            ===========  ===========  ===========  ===========
For the Period:
  Sales and cash advance
   volume.................. $35,326,093  $31,098,301  $67,124,328  $59,359,147

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MANAGED INCOME STATEMENT DATA FOR THE PERIOD(e):

Net interest income........ $ 1,981,634  $ 1,390,508  $ 3,769,411  $ 2,746,843
Provision for possible
 credit losses.............   1,187,697      731,508    2,163,841    1,463,311
Other operating income.....     863,685      713,383    1,641,689    1,383,112
Other operating expense....   1,048,443      911,339    2,139,594    1,826,649
  Net income...............     380,128      285,386      691,183      519,957

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2001         2000         2001         2000
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                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END(a):

Investment securities and
 other interest-earning
 assets.................... $ 7,086,471  $ 5,471,111
Loans held for
 securitization............   7,108,967    7,426,197

Credit card loans..........   7,391,078    6,791,080
Other consumer loans.......   6,043,050    2,904,205
                            -----------  -----------
  Total loans..............  13,434,128    9,695,285
Reserve for possible
 credit losses.............    (528,158)    (375,300)
                            -----------  -----------
  Net loans................  12,905,970    9,319,985

Total assets...............  40,415,549   32,137,558
Total deposits.............  24,768,957   20,439,846
Stockholders' equity.......   6,989,715    4,459,772
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2001         2000         2001         2000
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                                               (unaudited)
AVERAGE BALANCE SHEET DATA(a):

Investment securities and
 other interest-earning
 assets.................... $ 6,937,629  $ 5,156,674  $ 6,890,496  $ 5,304,152
Loans held for
 securitization............   6,365,115    7,631,360    6,599,866    8,553,426

Credit card loans..........   8,224,458    6,849,599    7,985,620    6,278,580
Other consumer loans.......   5,405,105    2,747,660    4,789,420    2,491,885
                            -----------  -----------  -----------  -----------
  Total loans..............  13,629,563    9,597,259   12,775,040    8,770,465
Reserve for possible
 credit losses.............    (453,336)    (369,405)    (421,755)    (362,702)
                            -----------  -----------  -----------  -----------
  Net loans................  13,176,227    9,227,854   12,353,285    8,407,763

Total assets...............  39,246,635   31,634,728   38,948,670   31,415,482
Total deposits.............  24,576,519   19,736,843   24,473,707   19,480,022
Stockholders' equity.......   6,829,061    4,354,457    6,713,837    4,277,803
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Weighted average common
 shares outstanding
 (000).....................     851,853      801,821      851,847      801,835
Weighted average common
 shares outstanding and
 common stock equivalents
 (000).....................     877,749      826,308      878,073      825,376
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NOTES:
(a) For purposes of comparability, certain prior year amounts have been reclassified.
(b) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. MBNA Corporation's common stock equivalents are solely related to employee stock options. MBNA Corporation has no other common stock equivalents.
(c) Loan delinquency does not include loans held for securitization or securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.
(e) MBNA Corporation's managed income statement data reflects the Corporation'sresults on a managed basis. The managed income statement data reclassifies securitization income into interest income, interchange income, credit card and other fees, insurance income, interest paid to investors, credit losses, and other trust expenses.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  July 12, 2001                      By:  /s/      M. Scot Kaufman
                                               -------------------------------
                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer